UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

CyberOptics Corporation
(Exact name of registrant as specified in its charter)

Minnesota	(0-16577)	41-1472057
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5900 Golden Hills Drive
Minneapolis, Minnesota		55416
(Address of principal executive offices)		(Zip Code)

(763) 542-5000
(Registrant’s telephone number, including area code)

____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 30, 2012, CyberOptics Corporation published a press release providing information regarding its results of operations and financial condition for the quarter ended September 30, 2012.

Item 8.01.    Other Events

In its October 30, 2012 press release, CyberOptics Corporation announced that its Board of Directors has authorized a $3.0 million share repurchase program. The common stock will be acquired from time to time in open market transactions, block purchases and other transactions complying with the Securities and Exchange Commissions Rule 10b-18. The Company intends to adopt a 10b5-1 trading plan to implement the repurchase program.

Item 9.01.   Financial Statements and Exhibits

Exhibit 99 Press Release Dated October 30, 2012.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBEROPTICS CORPORATION

By	/s/ Jeffrey A. Bertelsen

Jeffrey A. Bertelsen, Chief Financial Officer

Dated:   October 30, 2012